UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2007

EPL Intermediate, Inc.
(Exact name of registrant as specified in its charter)

DE	333-115644	13-4092105
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

3535 Harbor Boulevard, Suite 100		92626
Costa Mesa, California
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (714) 599-5000

3333 Michelson Drive, Suite 550, Irvine, California 92612
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 8.01	Other Events.

       On December 3, 2007, El Pollo Loco, Inc., a wholly owned subsidiary of EPL Intermediate Inc., issued a press release announcing that a United States District Court in Texas entered a final judgment in the trademark dispute filed by El Pollo Loco S.A. de C.V.

       A copy of the press release is being filed with the Securities and Exchange Commission as Exhibit 99 hereto and is incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.	El Pollo Loco, Inc. Press Release dated December 3, 2007.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPL INTERMEDIATE, INC.

Dated: December 5, 2007	By:	/S/ Jerry L. Lovejoy

Jerry L. Lovejoy
Senior Vice President
General Counsel

EXHIBIT INDEX

EX-99	El Pollo Loco Press Release dated December 3, 2007